Defiance Autism Impact ETF Trading Symbol: (ASD)	Summary Prospectus May 28, 2026
Listed on The Nasdaq Stock Market LLC	www.defianceetfs.com

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated May 28, 2026, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholder, and other information about the Fund online at www.defianceetfs.com. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective
The Defiance Autism Impact ETF (the “Fund” or the “Autism ETF”) seeks to track the total return performance, before fees and expenses, of the VettaFi Autism Impact Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.79%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses*	0.00%
Total Annual Fund Operating Expenses	0.79%
* Estimated for the current fiscal year.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then continue to hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$81	$252
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategies
The Fund uses a “passive management” (or indexing) approach to track the total return performance, before fees and expenses, of the Index.
VettaFi Autism Impact Index
The Index is designed to measure the performance of publicly traded global companies in developed markets that provide products, services and/or research supporting the autism ecosystem comprised of individuals on the autism spectrum and within the broader neurodivergent community (“Autism Impact Companies”). The Index seeks to provide diversified exposure to Autism Impact Companies operating across healthcare, pharmaceuticals, biotechnology, behavioral services, diagnostics, specialized education, and assistive technologies that address autism spectrum disorder (“ASD”) and related neurodevelopmental conditions.
VettaFi LLC (“VettaFi” or the “Index Provider”), the index provider, selects and maintains the eligible Index universe. VettaFi screens companies for eligibility as Autism Impact Companies from the universe of globally-listed stocks based on revenue segmentation disclosures, clinical trials activity, product indication filings, and public company filings and investor materials. Companies are eligible for inclusion as Autism Impact Companies if their products, services and/or research have a material impact on and/or play a direct role in the autism ecosystem as demonstrated by their material involvement in one or more of the following segments:
• Drugs & Behavior Therapeutics : Companies engaged in the research, development, manufacturing, or commercialization of pharmaceuticals, biologics, or medical therapies addressing ASD or associated neurodevelopmental and behavioral comorbidities. Providers of applied behavioral analysis (ABA), speech therapy, occupational therapy, or other clinical services specifically designed to support individuals with ASD are included here as well. Material involvement is demonstrated if the company has active clinical trials specifically targeting ASD or its primary comorbidities, or if the company maintains a commercialized portfolio of therapies with ASD-specific indications.
• Diagnostics & Assessment Tools : Companies developing clinical, digital, neurological, or artificial intelligence (AI)-driven diagnostic tools used in the identification, monitoring, or assessment of ASD. The threshold for a “direct role” is met when a company commercializes or develops clinical, digital, or AI-driven tools where ASD identification or monitoring is a primary rather than secondary, use case. Material involvement is demonstrated through product indication filings or specialized service disclosures ( e.g. , regulatory submissions or clearances from government health authorities, product indication disclosures, clinical test menus, genetic testing panels, whole-exome sequencing or other genetic testing services, clinical assessment tools, or specialized diagnostic service disclosures) that highlight these tools as core components of the company’s diagnostic value proposition.
• Specialized Education & Educational Technology : Companies delivering education platforms, digital learning systems, curriculum solutions, or specialized school services designed to support neurodivergent learners. Material involvement is demonstrated through the existence of dedicated business units, specialized platforms, or curriculum solutions specifically engineered for neurodivergent learners ( e.g. , online special education services and tutoring specifically tailored support for neurodivergent learners, including ADHD tutoring and autism leaning help and autism-focused and special education degree programs, including online Master’s in Autism Spectrum Disorders, which is designed to help educators support students on the autism spectrum).
Autism Impact Companies identified by VettaFi’s screening process are included in the Index if, at the time of the Index reconstitution (as described below), they have a market capitalization of at least US $250 million and a three-month average daily trading value of at least US $1 million.
The Index is reconstituted semi-annually after the market close on the third Friday of June and December each year based on data as of market close of the last business day of the month prior to the rebalancing month. The Index is rebalanced quarterly effective after the market close on the third Friday in March, June, September, and December. However, the Index Provider may decide to substitute an index constituent or perform an extraordinary adjustment to the index upon the occurrence of an extraordinary event as deemed by the Index Provider. In such cases, the Index Provider will announce the index adjustment with a notice period of at least two trading days (with respect to the affected constituent) and proceed to its implementation after the close of business on the effective date specified in the announcement.
At the time of each reconstitution of the Index, each Autism Impact Company is equally weighted, as determined by its closing price on the first business day before the second Friday of the reconstitution month.
The Index was established in 2026 and is owned by the Index Provider. The Index Provider is not affiliated with the Fund’s adviser, sub-adviser, administrator, or distributor.
The Index’s total return performance reflects the price movement of Index constituents, reinvestments of cash, and special dividend distributions, but does not reflect deductions due to taxes.
The Fund’s Investment Strategy
Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in Autism Impact Companies (as defined above).
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning the Fund will generally invest in all of the component securities of the Index in the same approximate proportions as in the Index. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return, and other characteristics closely resemble the risk, return, and other characteristics of the Index as a whole, when the Fund’s sub-adviser believes it is in the best interests of the Fund (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Index).
The Fund generally may invest in securities or other investments not included in the Index, but which Penserra Capital Management LLC, the Fund’s sub-adviser, believes will help the Fund track the Index. For example, the Fund may invest in securities that are not components of the Index to reflect various corporate actions and other changes to the Index (such as reconstitutions, additions, and deletions).

The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index. The Adviser expects that the Index, and consequently the Fund, will generally be concentrated in the securities of the Biopharma Industry Group and Healthcare Equipment & Services Industry Group and have significant exposure to the Health Care sector.
The Fund may also engage in securities lending as part of the Fund’s principal investment strategy.
Impact Investing
Defiance ETFs, LLC, the Fund’s investment adviser, has committed to donate 100% of its net advisory profits attributable to the Fund during the first two years following the Fund’s launch, and no less than 50% of such net advisory profits thereafter, to organizations that support autism care, neurodivergent services, research, and access to therapeutic and educational resources. The Adviser may elect to donate a greater percentage of such net advisory profits beyond the initial two-year period. The Adviser’s donation commitment is voluntary, is made at the adviser level, and does not affect the Fund’s investment strategy, fees, expenses, risk profile, or net asset value.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund”.
•Capital Controls and Sanctions Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to foreign government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Capital controls and/or sanctions may also impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for Shares, and cause the Fund to decline in value.
• Concentration Risk . The Fund’s investments will be concentrated in a particular industry or group of related industries to the extent that the Index is so concentrated. In such event, the value of the Shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.
◦Biopharma Industry Group Risk. The biopharmaceutical industry is strictly regulated and changes in such regulations, including bans or limitations on certain products, may have a material adverse effect on the operations, revenues, and profitability of companies in the Biopharma Industry Group. Unlike pharmaceuticals, which are small molecule drugs that are chemically synthesized, biopharmaceuticals are large complex proteins or antibodies produced using living cells and, as a result, are more sensitive to temperature changes and require more sophisticated and expensive manufacturing processes. Clinical trial failures and lengthy government approval processes involving the U.S. Food and Drug Administration (“FDA”) and the European Medicines Agency (“EMA”) can halt or delay product launches. Biopharma companies may also be impacted by industry competition, dependency on a limited number of products, product obsolescence, product liability litigation, or the loss or impairment of intellectual property rights.
◦Healthcare Equipment and Services Industry Group Risk. The healthcare equipment and services group industry can be significantly affected by changing economic conditions, evolving patient demographics, and fluctuations in demand for healthcare equipment and services. Profitability in this industry is often dependent on reimbursement rates from government programs and private payors, as well as the ability to manage operational costs effectively. Changes in healthcare regulations and policies, including those related to insurance coverage and reimbursement, can materially impact the industry. Companies in the healthcare industry are subject to extensive and frequently changing government regulation, which may affect the scope of their activities, the rates they can charge for services, and their compliance costs. Additionally, the industry faces risks related to litigation, operational disruptions, and evolving technologies that may alter traditional service delivery models.
•Depositary Receipt Risk. Depositary Receipts involve risks similar to those associated with investments in foreign securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. Depositary Receipts listed on U.S. exchanges are issued by banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). When the Fund invests in Depositary

Receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the Depositary Receipts may not provide a return that corresponds precisely with that of the Underlying Shares.
• Equity Market Risk . The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, market volatility related to global trade policy and the imposition of tariffs, the spread of infectious diseases or other public health issues (such as the global pandemic caused by the COVID-19 virus), recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets.
•ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, there are likely to be deviations between the current price of a security and the security’s last quoted price from the closed foreign market. This may result in premiums and discounts that are greater than those experienced by domestic ETFs.
◦ Trading .   Although Shares are listed for trading on The Nasdaq Stock Market LLC (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. There can be no assurance that an active trading market for such Shares will develop or be maintained. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.
•Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Investments in non-U.S. securities also may be subject to withholding or other taxes. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
•Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.
•Geopolitical Risk. Some countries and regions in which the Fund invests have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund’s investments.
•Index Methodology Risk. The Index may not include all Autism Impact Companies around the globe because the Index includes only those companies meeting the Index criteria. For example, companies that would otherwise be included in the Index might be excluded from the Index if they omit discussion of their development of ASD drugs and therapeutics, ASD diagnostic tools, or ASD educational technology or systems from descriptions of their business in regulatory filings, analyst reports, and industry-specific trade publications screened by the Index Provider or otherwise keep such work hidden from public (and the Index Provider’s) view.

•Index Provider Risk. There is no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Adviser relies upon the Index Provider and its agents to compile, determine, maintain, construct, reconstitute, rebalance, compose, calculate (or arrange for an agent to calculate), and disseminate the Index accurately. Any losses or costs associated with errors made by the Index Provider or its agents generally will be borne by the Fund and its shareholders.
•Market Capitalization Risk
◦Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.
◦Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies, but they may also be subject to slower growth than small-capitalization companies during times of economic expansion. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole.
◦Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.
•New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision.
•Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance. However, the Fund intends to satisfy the diversification requirements for qualifying as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).
•Passive Investment Risk. The Fund is not actively managed, and its sub-adviser would not sell shares of an equity security due to current or projected underperformance of a security, industry, or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution or rebalancing of the Index in accordance with the Index methodology.
•Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
◦Health Care Sector Risk. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines, an increased emphasis on the delivery of healthcare through outpatient services, loss or impairment of intellectual property rights and litigation regarding product or service liability.
•Securities Lending Risk. There are certain risks associated with securities lending, including the risk that the borrower may fail to return the securities on a timely basis or even the loss of rights in the collateral deposited by the borrower, if the borrower should fail financially. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. As a result, the Fund may lose money.
•Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.
Performance
Performance information for the Fund is not included because the Fund had not yet commenced operations as of the date of this Prospectus. In the future, performance information for the Fund will be presented in this section. Updated performance information will be available on the Fund’s website at www.defianceetfs.com.

Portfolio Management

Adviser	Defiance ETFs, LLC
Sub-Adviser	Penserra Capital Management LLC (“Penserra” or the “Sub-Adviser”)
Portfolio Managers
Dustin Lewellyn, CFA, Managing Director of Penserra, Ernesto Tong, CFA, Managing Director of Penserra, and Christine Johanson, CFA, Director and Senior Portfolio Manager of Penserra have been portfolio managers of the Fund since its inception in June, 2026.

Purchase and Sale of Shares
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.defianceetfs.com.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.